Exhibit 99.1

 FOR IMMEDIATE RELEASE

REFRESCO TO ACQUIRE SUNOPTA FOR $6.50 PER SHARE IN CASH

Strategic combination expands Refresco's North American capabilities

SunOpta common stockholders to receive $6.50 per share in cash

Expected to close in the second quarter of 2026, subject to customary closing conditions

Rotterdam, the Netherlands and Minneapolis, Minnesota - February 6, 2026 - Refresco, the leading independent beverage solutions provider for preeminent global and local beverage brands in North America, Europe, and Australia, and SunOpta Inc. ("SunOpta") (Nasdaq: STKL) (TSX:SOY), a North American supply chain solutions provider, today announced that they have entered into a definitive agreement under which Refresco has agreed to acquire SunOpta for $6.50 per share in cash.

Steve Presley, Chief Executive Officer of Refresco, said, "SunOpta represents an exceptional strategic addition to our portfolio and is consistent with our proven growth strategy to expand our capabilities into adjacent beverage categories. The acquisition of SunOpta is highly complementary and significantly broadens our position in the fast-growing plant-based beverages category. It further enhances our existing North American presence and capabilities, supporting a more balanced geographic footprint between North America and the rest of the world. Acquiring SunOpta enables us to further expand our offerings to our existing retailer and branded customers, while adding leading out-of-home customers and capabilities to Refresco that are aligned with our long-term value creation strategy. Finally, and most importantly, I am excited to welcome the SunOpta Team to the Refresco family."

Brian Kocher, Chief Executive Officer of SunOpta, said, "This strategic combination validates our vision of transforming SunOpta into a premier solutions partner in the high-growth better-for-you food and beverage space. Over the past several years, we've built exceptional platforms serving marquee customers and consistently delivering double-digit growth while maintaining the highest food safety and quality standards. This partnership with Refresco provides the resources and scale to unlock SunOpta's full potential. I'm incredibly proud of what our team has accomplished and excited about the opportunities ahead as we enter this next chapter of our growth journey."

Additional Transaction Details

The transaction, which has been unanimously approved by the boards of directors of both companies, will be implemented by way of a statutory court-approved plan of arrangement under the Canada Business Corporations Act. It is expected to close in the second quarter of 2026, subject to satisfaction of customary closing conditions, including receipt of court and regulatory approvals and subject to SunOpta shareholder approval. Upon completion of the transaction, SunOpta will become a wholly owned subsidiary of Refresco and the shares of SunOpta will no longer be publicly traded.  In light of the pending transaction, SunOpta is suspending its quarterly earnings conference calls and will no longer be providing quarterly or annual guidance.

Advisors

Lazard is serving as financial advisor to SunOpta and has delivered a fairness opinion to the board of directors of SunOpta. Faegre Drinker Biddle & Reath LLP and Davies Ward Phillips & Vineberg LLP are serving as SunOpta's legal counsel.

Scotiabank is serving as financial advisor to the SunOpta Special Committee and has delivered a fairness opinion to the Special Committee. Wildeboer Dellelce LLP is serving as legal counsel to the SunOpta Special Committee.

Morgan Stanley & Co. LLC is serving as exclusive financial advisor to Refresco. Morgan Stanley Senior Funding, Inc. and KKR Capital Markets LLC have provided committed financing for the transaction. Simpson Thacher & Bartlett LLP and Bennett Jones LLP are serving as legal advisors to Refresco on the acquisition.

About SunOpta

SunOpta (Nasdaq: STKL) (TSX: SOY) delivers customized supply chain solutions and innovation for top brands, retailers and foodservice providers across a broad portfolio of beverages, broths and better-for-you snacks. With over 50 years of expertise, SunOpta fuels customers' growth with high-quality, sustainability-forward solutions distributed through retail, club, foodservice and e-commerce channels across North America. For more information, visit www.sunopta.com or follow us on LinkedIn.

About Refresco

Refresco is the leading independent beverage solutions provider for preeminent global and local beverage brands, with production in North America, Europe, and Australia. Refresco offers an extensive range of product and packaging combinations from carbonated soft drinks, juices, RTD teas and mineral waters to energy drinks, sports drinks and plant-based beverages in carton, (Aseptic) PET, cans and glass. Refresco continuously searches for new and alternative ways to improve the quality of its products and packaging combinations in line with consumer and customer demand and environmental responsibilities. Refresco is headquartered in Rotterdam, the Netherlands and has more than 14,000 employees. For more information, please visit www.refresco.com.

Additional Information and Where to Find it.

In connection with the proposed transaction, SunOpta intends to file materials with the SEC and Canadian securities regulatory authorities, as applicable. SunOpta intends to file a notice of the special meeting of SunOpta's shareholders and accompanying management information circular and proxy statement (the "Circular") with the SEC on EDGAR at www.sec.gov and Canadian securities regulatory authorities under its profile on SEDAR+ at www.sedarplus.ca in connection with the solicitation of proxies to obtain shareholder approval. Following the filing of the Circular with the SEC and with Canadian securities regulatory authorities, SunOpta will mail the Circular to each shareholder of SunOpta entitled to vote at a special meeting of shareholders to be called to consider the transaction (the "Meeting"). This communication is not a substitute for the Circular or for any other document that SunOpta may file with the SEC or Canadian securities regulatory authorities or send to SunOpta's shareholders in connection with the transaction. INVESTORS AND SECURITY HOLDERS OF SUNOPTA ARE URGED TO CAREFULLY AND THOROUGHLY READ THE CIRCULAR, AS MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY SUNOPTA WITH THE SEC OR CANADIAN SECURITIES REGULATORY AUTHORITIES, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SUNOPTA, THE TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.

Shareholders of SunOpta will be able to obtain free copies of the Circular, as may be amended from time to time, and other relevant documents filed by SunOpta with the SEC and Canadian securities regulatory authorities (when they become available) through the website maintained by the SEC at www.sec.gov or under its profile on SEDAR+ at www.sedarplus.ca, as applicable. Copies of documents filed with the SEC by SunOpta will be available free of charge from SunOpta's website at www.sunopta.com. Full details of the transaction will be described in the Circular, which is expected to be mailed to shareholders of SunOpta in March 2026. The Meeting is expected to be held in April 2026.

Participants in the Solicitation

SunOpta and certain of its directors, executive officers and other employees, under the SEC's rules, may be deemed to be participants in the solicitation of proxies of SunOpta's stockholders in connection with the transaction. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction and their respective direct and indirect interests in the transaction, by security holdings or otherwise, will be included in the definitive Circular and other materials to be filed with the SEC in connection with the transaction (if and when they become available). Free copies of these documents may be obtained as described in the preceding paragraph.

Forward-Looking Statements

Certain statements in this press release concerning the proposed transaction, including any statements regarding the expected timetable for completing the transaction, the results, effects, benefits and synergies of the transaction, future opportunities for SunOpta, future financial performance and condition, guidance and any other statements regarding SunOpta's future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are "forward-looking" statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words "anticipate," "believe," "ensure," "expect," "if," "intend," "estimate," "probable," "project," "forecasts," "predict," "outlook," "aim," "will," "could," "should," "would," "potential," "may," "might," "anticipate," "likely" "plan," "positioned," "strategy," and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include, but are not limited to, statements regarding Refresco's or SunOpta's plans and expectations with respect to the proposed transaction and the anticipated impact of the proposed transaction on the combined company's results of operations, financial position, growth opportunities and competitive position, including with respect to strategies and plans and integration; the expected benefits of the transaction, the anticipated timing and the various steps to be completed in connection with the transaction, including receipt of shareholder, court and regulatory approvals, the anticipated timing for closing of the transaction, SunOpta's decision to suspend providing quarterly or annual guidance, the anticipated delisting of the shares from the TSX and NASDAQ, and SunOpta's status as a reporting issuer under applicable securities laws. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, (1) risks related to the consummation of the transaction, including (a) the risks that shareholder approval may not be obtained on the expected timeline, or at all, (b) the risks that the parties fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or fail to receive any required approvals or clearances under any other applicable antitrust laws, (c) the risk that any other condition to closing may not be satisfied, (d) the risk that the closing of the transaction might be delayed or not occur at all, (e) the possibility that SunOpta fails to obtain the interim and final orders in respect of the transaction from the Ontario Superior Court of Justice (Commercial List) on the expected timeline, or at all, (f) the risk that all or part of Refresco's financing may not become available, or (g) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (2) the risk that the anticipated timing of mailing the Circular or the timing of the holding of the Meeting may not be possible or achieved; (3) the risk of any event, change or other circumstance that could give rise to the termination of the transaction agreement and the effects that any termination of the agreement may have on SunOpta and its business, including the risk that SunOpta's share price may decline significantly if the proposed transaction is not completed, or the risk that the either Refresco or SunOpta may terminate the transaction agreement and SunOpta may be required to pay a termination fee to Refresco; (4) the effects that the announcement or pendency of the proposed transaction may have on SunOpta and its business, including the risks that as a result (a) SunOpta's business, operating results or share price may suffer, (b) SunOpta's current plans and operations may be disrupted, (c) SunOpta's ability to retain or recruit key employees may be adversely affected, (d) SunOpta's business relationships (including, customers and suppliers) may be adversely affected, or (e) SunOpta's management's or employees' attention may be diverted from other important matters; (5) the effect of limitations that the transaction agreement places on SunOpta's ability to operate its business, return capital to shareholders or engage in alternative transactions; (6) the risk of any litigation relating to the proposed transaction; (7) the risk of changes in governmental regulations or enforcement practices; and (8) the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the transaction.

Additional factors that could cause results to differ materially from those described above can be found in SunOpta's Annual Report on Form 10-K for the year ended December 28, 2024, and subsequent Quarterly Reports on Form 10-Q, which are on file with the SEC and available from SunOpta's website at www.sunopta.com under the "Investor Relations" tab, and in other documents SunOpta files with the SEC and under its profile on the System for Electronic Document Analysis and Retrieval ("SEDAR+").

All forward-looking statements speak only as of the date they are made and are based on information available at that time. SunOpta disclaims any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by applicable securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Refresco Contacts:

Hendrik de Wit

Refresco

+31-615-86-1311

investor.relations@refresco.com

SunOpta Contacts:

Investor Relations:

Reed Anderson

ICR

646-277-1260

reed.anderson@icrinc.com

Media Relations:

Claudine Galloway
SunOpta
952-295-9579
press.inquiries@sunopta.com

Source: SunOpta Inc.